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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) July 23, 1999


                                 Synopsys, Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                                            56-1546236
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  (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)             File Number)         Identification No.)


         700 East Middlefield Road, Mountain View, California 94043-4033
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (650) 962-5000
                                                    ----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

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ITEM 5. Other Events

              On July 22, 1999, the Company issued a press release announcing its financial results for the quarter ended July 3, 1999. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.       Financial Statements, Pro Forma Financial Information and Exhibits

               (c)    Exhibits.

                      Exhibit No.                  Description
                      -----------                  -----------
                         99.1               Press release of the Company, dated
                                            July 22, 1999, relating to the
                                            financial results for the quarter
                                            ended July 3, 1999.

ITEM 8. Change in Fiscal Year

              The Company currently operates on a fiscal year ending the Saturday nearest to September 30. Fiscal year 1999 ends on October 2, 1999. On July 16, 1999, the Board of Directors of the Company determined that the Company's fiscal year 2000 and subsequent fiscal years shall end on the Saturday nearest to October 31. As a result, fiscal year 2000 shall commence on October 31, 1999 and end on October 28, 2000. The period from October 3, 1999 through October 30, 1999 shall be a transition period. Information for the transition period will be filed with the Securities and Exchange Commission with the Company's quarterly report on Form 10-Q covering the first quarter of fiscal year 2000. For presentation purposes, the Company's reports will continue to refer to calendar month ends.



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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SYNOPSYS, INC.



Dated:  July 23, 1999                   By: /s/ Steven K. Shevick
                                           -------------------------------------
                                            Steven K. Shevick
                                            Assistant Corporate Secretary



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                                INDEX TO EXHIBITS





Exhibit
Number                            Description
------                            -----------
99.1                         Press release of the Company, dated July 22, 1999,
                             relating to the financial results for the quarter
                             ended July 3, 1999.